UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 3, 2021

M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	552676108	New York Stock Exchange
6% Senior Notes due January 2043	552676AQ1	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 3, 2021, M.D.C. Holdings, Inc. (the “Company”) and certain of its subsidiaries entered into an Underwriting Agreement with Citigroup Global Markets Inc., U.S. Bancorp Investments, Inc., and Truist Securities, Inc., , as representatives (the “Representatives”) of the underwriters named therein, in connection with the offering and sale of an aggregate principal amount of $350 million of 3.966% Senior Notes due 2061 (the “Notes”). The offering is being made pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-232327), as supplemented by the prospectus supplement dated August 3, 2021.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, and customary conditions to closing, indemnification obligations of the Company and the underwriters, including for liabilities under the Securities Act of 1933, other obligations of the parties and termination provisions. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

The Company expects to receive net proceeds, after the underwriting discount and estimated offering expenses, of approximately $346.0 million. The offering of the Notes is expected to close on August 6, 2021.

ITEM 8.01.    OTHER EVENTS

The Company's press release announcing the transaction is attached as Exhibit 99.1.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

Exhibit Number	Description

1.1
Underwriting Agreement dated as of August 3, 2021, by and among the Company, certain of its subsidiaries as guarantors, and Citigroup Global Markets Inc., U.S. Bancorp Investments, Inc. and Truist Securities, Inc., as representatives of the underwriters named therein

99.1	Press Release dated August 3, 2021

104	Cover Page Interactive Data file (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
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M.D.C. HOLDINGS, INC.

Dated:	August 4, 2021	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

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